Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER IN ACCORDANCE WITH 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2020 (the “Report”) of Sanara MedTech Inc.(the “Company”), I, Michael McNeil, hereby certify in my capacity as the Principal Financial Officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)
the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

Date: November 13, 2020

By: /s/ Michael McNeil

        Michael McNeil,
          Chief Financial Officer
          (Principal Financial Officer)